Operating Revenue - Summary Of Significant Changes In Contract Assets And Contract Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Disclosure of changes in trade receivables, contract assets and contract liabilities [abstract]
Net of accounts receivable	$ 118,665	$ 215,673
Prepaid compensation customers	1,870	13,768
Air traffic responsibility	(399,184)	(337,363)
Deferred frequent flyer income	$ (452,815)	$ (417,632)